Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations Contact:                      Press Contact:
---------------------------                      --------------
Barbara Domingo                                  Shannon Henderson
Align Technology, Inc.                           Ethos Communications, Inc.
(408) 470-1000                                   (678) 417-1767
investorinfo@aligntech.com                       shannon@ethoscommunication.com

            ALIGN TECHNOLOGY, INC. REPORTS Q1 2006 REVENUES OF $48.9M

Santa Clara, Calif. - April 26, 2006 - Align Technology, Inc. (Nasdaq: ALGN), the inventor of Invisalign(R), a proprietary method of straightening teeth without wires and brackets, today reported financial results for the first quarter of 2006. Total revenues for the first quarter of 2006 were $48.9 million, compared to $51.2 million in the first quarter of 2005, a decrease of
4.4 percent.

"The first quarter represented a good start to the year for Align, as case volumes and utilization grew significantly," stated Thomas M. Prescott, Align Technology's President and CEO. "Continuing volume growth and increasing revenues in the face of recent pricing changes and mix shift are central to our business plan this year. As we continue to execute on our strategy and deliver value to our customers, adoption of Invisalign as an important part of their practice will grow."

The net loss for the first quarter of 2006, as reported on a GAAP basis, was $4.8 million, or loss per share of $0.08. This compares to GAAP net profit of $1.9 million for the first quarter of 2005, or EPS of $0.03.

The non-GAAP net loss for the first quarter of 2006, which excludes $2.2 million from the expensing of stock options pursuant to FAS 123R, was $2.6 million, or non-GAAP loss per share of $0.04. This compares to a non-GAAP net profit of $1.9 million in the first quarter of 2005, which excludes $12 thousand of stock-based compensation, or non-GAAP EPS of $0.03. The reconciliation of the GAAP to non-GAAP measurements for net profit (loss) for the first quarter of 2006 is set forth below within Align Technology's financial statements.

          Align Technology Inc. 881 Martin Avenue Santa Clara, CA 95050
                     Tel: (408) 470-1000 Fax: (408) 470-1201

As of March 31, 2006, Align had $71.9 million in cash, cash equivalents, marketable securities, and restricted cash, compared to $74.4 million as of December 31, 2005.

Align Webcast and Conference Call
---------------------------------

Align Technology will host a webcast and conference call today, April 26, 2006 at 10:00 a.m. EDT, 7:00 a.m. PDT, to review the first quarter of 2006 results and discuss future operating trends and guidance. To access the webcast, click on "Webcasts & Presentations" on Align Technology's Investor Relations web site at http://investor.aligntech.com. To access the conference call, please dial
(201) 689-8341 approximately fifteen minutes prior to the start of the call. If you are unable to listen to the call, an archived web cast will be available beginning approximately one hour after the call's conclusion and will remain available through 5:30 p.m. EDT on April 25, 2007. Additionally, a telephonic replay of the call can be accessed by dialing (877) 660-6853 with account number 292 followed by # and conference number 199384 followed by #. The replay may be accessed from international locations by dialing (201) 612-7415 and using the same account and conference numbers referenced above. The telephonic replay will be available through 5:30 p.m. EDT on May 10, 2006.

About Align Technology, Inc.

Align Technology designs, manufactures and markets Invisalign, a proprietary method for treating malocclusion, or the misalignment of teeth. Invisalign corrects malocclusion using a series of clear, nearly invisible, removable appliances that gently move teeth to a desired final position. Because it does not rely on the use of metal or ceramic brackets and wires, Invisalign significantly reduces the aesthetic and other limitations associated with braces. Invisalign is appropriate for treating adults and older teens. Align Technology was founded in April 1997 and received FDA clearance to market Invisalign in 1998.

To learn more about Invisalign or to find a certified Invisalign doctor in your area, please visit www.invisalign.com or call 1-800-INVISIBLE.

Forward-Looking Statement
-------------------------

This news release contains forward-looking statements, including statements regarding Align's focus on continuing volume growth and increasing revenues despite recent pricing changes and product mix shift, as well as its belief that continued execution of its strategy will increase adoption of Invisalign by its customers. Forward-looking statements contained in this news release relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that might cause such a difference include, but are not limited to, risks relating to Align's ability to sustain or increase profitability or revenue growth in future periods while controlling expenses, including expenses related to the OrthoClear litigation, customer demand for Invisalign, acceptance of Invisalign by consumers and dental professionals, Align's third party manufacturing processes and personnel, foreign operational, political and other risks relating to Align's international manufacturing operations, Align's ability to protect its intellectual property rights, competition from manufacturers of traditional braces and new competitors, such as OrthoClear, Align's ability to develop and successfully introduce new products, and the loss of key personnel, including members of its direct sales force. These and other risks are detailed from time to time in Align's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which was filed with the Securities and Exchange Commission on March 1, 2006, and its Quarterly Reports on Form 10-Q. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

                                      # # #

                             ALIGN TECHNOLOGY, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                                                Three Months Ended
                                                           ----------------------------
                                                             March 31,       March 31,
(in thousands, except per share data)                          2006            2005
--------------------------------------------------------   ------------    ------------
Revenues                                                   $     48,908    $     51,155
Cost of revenues                                                 14,297          15,478
                                                           ------------    ------------
Gross profit                                                     34,611          35,677
                                                           ------------    ------------
Operating expenses:
Sales and marketing                                              20,066          19,134
General and administrative                                       15,064           9,511
Research and development                                          4,694           4,903
                                                           ------------    ------------
Total operating expenses                                         39,824          33,548
                                                           ------------    ------------
Profit (loss) from operations                                    (5,213)          2,129
Interest and other income (expense), net                            698             (60)
Provision for income taxes                                         (249)           (206)
                                                           ------------    ------------
Net profit (loss)                                          $     (4,764)   $      1,863
                                                           ============    ============
Net profit (loss) per share
     - basic                                               $      (0.08)   $       0.03
                                                           ============    ============
     - diluted                                             $      (0.08)   $       0.03
                                                           ============    ============
Shares used in computing net profit (loss) per share
     - basic                                                     62,518          61,246
                                                           ============    ============
     - diluted                                                   62,518          63,148
                                                           ------------    ------------

                             ALIGN TECHNOLOGY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (unaudited)

                                                             March 31,     December 31,
(in thousands)                                                 2006            2005
--------------------------------------------------------   ------------    ------------
                        ASSETS
Current assets:
Cash and cash equivalents                                  $     71,783    $     74,219
Restricted cash                                                     153             150
Accounts receivable, net                                         32,057          29,305
Inventories, net                                                  3,094           2,930
Other current assets                                              6,445           4,982
                                                           ------------    ------------
   Total current assets                                         113,532         111,586
Property and equipment, net                                      28,022          26,427
Other long-term assets                                            3,434           4,097
                                                           ------------    ------------
     Total assets                                          $    144,988    $    142,110
                                                           ============    ============
          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                                           $      2,892    $      2,489
Accrued liabilities                                              30,545          29,372
Deferred revenue                                                 15,122          16,747
                                                           ------------    ------------
   Total current liabilities                                     48,559          48,608
Other long term liabilities                                         252              64
                                                           ------------    ------------
    Total liabilities                                            48,811          48,672
Total stockholders' equity                                       96,177          93,438
                                                           ------------    ------------
      Total liabilities and stockholders' equity           $    144,988    $    142,110
                                                           ------------    ------------

                             ALIGN TECHNOLOGY, INC.
            NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

USE OF NON-GAAP FINANCIAL INFORMATION

To supplement our condensed consolidated financial statements presented on a GAAP basis, we use non-GAAP measures of gross profit, profit (loss) from operations, net profit (loss) and certain expenses (including sales and marketing, general and administrative and research and development), which exclude stock-based compensation to allow for a better comparison of results in the current period to those in prior periods that did not include FAS 123(R) stock-based compensation. We believe the non-GAAP measures that exclude stock-based compensation enhance the comparability of results against prior periods. In addition, we use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

                                                                Three Months Ended
                                                           ----------------------------
                                                             March 31,       March 31,
(in thousands, except per share data)                          2006            2005
--------------------------------------------------------   ------------    ------------
Revenues                                                   $     48,908    $     51,155
Cost of revenues                                                 14,149          15,478
                                                           ------------    ------------
Gross profit                                                     34,759          35,677
                                                           ------------    ------------
Operating expenses:
Sales and marketing                                              19,387          19,128
General and administrative                                       13,976           9,505
Research and development                                          4,404           4,903
                                                           ------------    ------------
Total operating expenses                                         37,767          33,536
                                                           ------------    ------------
Profit (loss) from operations                                    (3,008)          2,141
Interest and other income (expense), net                            698             (60)
Provision for income taxes                                         (249)           (206)
                                                           ------------    ------------
Net profit  (loss)                                         $     (2,559)   $      1,875
                                                           ============    ============
Net profit (loss) per share
     - basic                                               $      (0.04)   $       0.03
                                                           ============    ============
     - diluted                                             $      (0.04)   $       0.03
                                                           ============    ============
Shares used in computing net profit (loss) per share
     - basic                                                     62,518          61,246
                                                           ============    ============
     - diluted                                                   62,518          63,148
                                                           ============    ============

See Reconciliation of GAAP Net Profit (Loss) to non-GAAP Net Profit (Loss) on Next Page

                             ALIGN TECHNOLOGY, INC.
RECONCILIATION OF GAAP NET PROFIT (LOSS) TO ADJUSTED NON-GAAP NET PROFIT (LOSS)
                                   (unaudited)

                                                                Three Months Ended
                                                           -----------------------------
                                                             March 31,        March 31,
(in thousands)                                                 2006            2005
--------------------------------------------------------   ------------     ------------
Calculation of non-GAAP net profit (loss)
 excluding special items:
Net profit (loss)                                          $     (4,764)    $      1,863
Items:
Stock-based compensation expense included in:
 - cost of revenues                                                 148(1)             -
 - sales and marketing                                              679(1)             6(2)

 - general and administrative                                     1,088(1)             6(2)

 - research and development                                         290(1)             -
                                                           ------------     ------------
Total stock-based compensation expense                            2,205               12
                                                           ------------     ------------
Non-GAAP net profit (loss) excluding special items         $     (2,559)    $      1,875
                                                           ============     ============

(1) Q1 2006 stock-based compensation expense included compensation expense for stock-based payment awards granted prior to, but not yet vested as of, December 31, 2005, based on the grant date fair value estimated in accordance with the pro forma provisions of SFAS 123 and compensation expense for the stock-based payment awards granted subsequent to December 31, 2005 based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R).

(2) Q1 2005 stock-based compensation expense represents the amortization of deferred stock-based compensation recorded in connection with the granting of stock options to employees and non-employees in relation to the company's initial public offering in 2001.